UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNILIFE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2015

Dear Unilife Stockholder:

You are cordially invited to attend a special meeting of stockholders of Unilife Corporation (the “Company”) to be held on Wednesday, June 17, 2015, at 4:00 P.M. U.S. Eastern Daylight Time (6:00 A.M. Australian Eastern Standard Time on Thursday, June 18, 2015), at the Clarion Hotel & Conference Center located at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070. The meeting will be broadcast via the Investor Relations section of our website www.unilife.com as a “live” listen only webcast.

All stockholders and holders of CHESS Depositary Interests, or CDIs, are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to submit your proxy card or CDI voting instruction form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card or CDI voting instruction form.

We are furnishing our proxy materials over the Internet. Therefore, you will not receive paper copies of our proxy materials. We will instead send you a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides instructions on how you may obtain copies of the proxy materials if you so choose.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. As a Delaware corporation and under our bylaws, a minimum of one-third of our outstanding shares of common stock (including shares underlying our outstanding CDIs) must be present in person or represented by proxy at the meeting in order for the meeting to be considered valid. You may vote your shares (or direct our CDI Nominee, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote if you hold your shares in the form of CDIs) online or by mailing a completed proxy card or CDI voting instruction form if you elect to receive the proxy materials by mail. Instructions regarding each method of voting are provided on the proxy card and the CDI voting instruction form. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We look forward to seeing you at the meeting.

Sincerely yours,

Alan D. Shortall

Chairman of the Board

and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 17, 2015, AT 4:00 P.M. U.S. EASTERN DAYLIGHT TIME

(6:00 A.M. AUSTRALIAN EASTERN STANDARD TIME ON THURSDAY, JUNE 18, 2015)

TO THE STOCKHOLDERS OF UNILIFE CORPORATION:

Notice is hereby given that a special meeting of stockholders of Unilife Corporation, a Delaware corporation will be held on Wednesday, June 17, 2015, at 4:00 P.M, U.S. Eastern Daylight Time (6:00 A.M. Australian Eastern Standard Time on Thursday, June 18, 2015), at the Clarion Hotel & Conference Center located at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070, for the following purposes:

1. For the purposes of the Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by us on February 4, 2015 of 12,650,000 shares of common stock (equivalent to 75,900,000 CHESS Depositary Interests (“CDIs”)) in an underwritten public offering pursuant to a registration statement filed by us with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that we filed with the SEC and ASX on January 30, 2015 (“Proposal No. 1”); and

2. To transact such other business as may properly come before the meeting or any adjournment or postponement of the special meeting.

Our board of directors recommends that stockholders vote FOR Proposal No. 1. Stockholders of record as of the close of business on Tuesday, April 28, 2015 (U.S. Eastern Daylight Time), the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement of the meeting. Record holders of CDIs as of the close of business on the record date for the meeting are entitled to receive notice of and to attend the meeting and any adjournment or postponement of the meeting and, in order to vote, may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by either following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au. Doing so permits each CDI holder to instruct CDN to vote on behalf of the CDI holder at the meeting in accordance with the instructions received via the CDI voting instruction form or online.

The proxy statement that accompanies and forms part of this notice of meeting provides further information in relation to the matter to be considered at the special meeting. This notice of special meeting and the proxy statement contain important information and should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

By Order of the Board of Directors,

John C. Ryan

Senior Vice President, General Counsel

    and Secretary

April 29, 2015

IMPORTANT: To assure that your shares are represented at the meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or by marking, signing, dating and returning the proxy card or CDI voting instruction form to the address specified, or, for the holders of our common stock only, via telephone. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI voting instruction form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 17, 2015, AT 4:00 P.M. U.S. EASTERN DAYLIGHT TIME (6:00 A.M. AUSTRALIAN EASTERN STANDARD TIME ON THURSDAY, JUNE 18, 2015). A complete set of proxy materials relating to the special meeting is available on the Internet. These materials, consisting of the Notice of Special Meeting, proxy statement, proxy card and CDI voting instruction form may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

UNILIFE CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 17, 2015, AT 4:00 P.M. U.S. EASTERN DAYLIGHT TIME

(6:00 A.M. AUSTRALIAN EASTERN STANDARD TIME ON THURSDAY, JUNE 18, 2015)

The accompanying proxy is solicited by the board of directors of Unilife Corporation, a Delaware corporation (“we,” “us,” “our,” “Unilife,” or the “Company”), for use at the special meeting of stockholders to be held on Wednesday, June 17, 2015, at 4:00 P.M, U.S. Eastern Daylight Time (6:00 A.M. Australian Eastern Standard Time on Thursday, June 18, 2015), at the Clarion Hotel & Conference Center located at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting.

A Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or about Thursday, May 7, 2015.

INTERNET AVAILABILITY OF PROXY MATERIALS

A complete set of proxy materials relating to the special meeting is available on the Internet. These materials, consisting of the Notice of Special Meeting, proxy statement, proxy card and CDI voting instruction form, may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

SOLICITATION AND VOTING

Voting Rights and Procedures

Only those stockholders of record as of the close of business on April 28, 2015 (U.S. Eastern Daylight Time), the record date for the meeting, will be entitled to vote at the special meeting and any adjournment or postponement thereof. Record holders of CDIs as of the close of business on the record date for the meeting are entitled to receive notice of and attend the special meeting and any adjournment or postponement of the special meeting, and, in order to vote, may instruct CDN to vote the shares underlying their CDIs at the meeting by either following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.

As of the record date, we had 131,215,063 shares of common stock outstanding (equivalent to 787,290,378 CDIs assuming all shares of common stock were converted into CDIs on the record date), all of which are entitled to vote with respect to all matters to be acted upon at the special meeting, except to the extent of the voting exclusion for Proposal No. 1 described below. Each stockholder as of the close of business on the record date is entitled to one vote for each share of common stock held by such stockholder. Each CDI holder as of the close of business on the record date is entitled to direct CDN to vote one share for every six CDIs held by such holder. One-third of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against and abstentions will each be counted as present and entitled to vote for the purposes of determining whether a quorum is present. “Broker non-votes” (shares held by a broker or nominee that does not have discretionary voting authority and has not received instructions as to how to vote) will not be counted as present and entitled to vote for the purposes of determining whether a quorum is present.

The following describes how you may vote and the votes required.

Vote Required

The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter must be obtained in order to approve Proposal No. 1. You may vote for or against the proposal or you may abstain from voting. Abstentions will not be counted as affirmative votes and will have the same effect as AGAINST votes, and broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of the proposal. As described more fully below under “Proposal No. 1 — Ratification of Issuance and Sale of Common Stock — Background,” pursuant to ASX Listing Rule 7.4, our stockholders who purchased shares of common stock in the underwritten public offering of shares that we completed on February 4, 2015, must be excluded from voting on the proposal.

Solicitation of Proxies

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. If you choose to vote over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to soliciting stockholders through our employees, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit the beneficial owners and will reimburse them for their reasonable expenses in so doing.

Voting Instructions

All shares of our common stock represented by a properly executed proxy received before the time indicated on the proxy will, unless the proxy is revoked, be voted in accordance with the instructions indicated on the proxy. If no instructions are indicated on the proxy, the shares will be voted as the proxy holder nominated on the proxy card determines, or, if no person is nominated, the shares will be voted “FOR” Proposal No. 1. The persons named as proxies will vote on any other matters properly presented at the special meeting in accordance with their best judgment. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Corporate Secretary of Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406, a written notice revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

Shares held directly in your name as the stockholder of record may be voted in person at the special meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the special meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the special meeting. Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares. CDI holders may attend the meeting, but cannot vote in person at the meeting.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the special meeting by directing how your shares are voted as follows:

•

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or you can vote by proxy by mail pursuant to instructions provided on the proxy card.

•

If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you hold shares beneficially in street name, you may vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or you may vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Under Delaware law, votes cast by Internet have the same effect as votes cast by submitting a written proxy card.

Special Instructions for CDI Holders

Specific instructions to be followed by any CDI holder interested in directing CDN to vote the shares underlying their CDIs are set forth on the CDI voting instruction form. The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and confirm that his or her voting instructions have been properly recorded.

CDI holders may direct CDN to vote their underlying shares at the meeting by following the instructions in the CDI voting instruction form and voting online at www.investorvote.com.au or by returning the CDI voting instruction form to Computershare, the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 5:00 A.M. on June 11, 2015 U.S. Eastern Daylight Time (7:00 P.M. on June 11, 2015 Australian Eastern Standard Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions. If you direct CDN to vote by completing the CDI voting instruction form, you may revoke those directions by delivering to Computershare, no later than 5:00 A.M. on June 11, 2015, U.S. Eastern Daylight Time (7:00 P.M. on June 11, 2015 Australian Eastern Standard Time), a written notice of revocation bearing a later date than the CDI voting instruction form previously sent. CDI holders may attend the meeting, but cannot vote in person at the meeting unless they are appointed as proxy by CDN.

PROPOSAL NO. 1 — RATIFICATION OF ISSUANCE AND SALE OF COMMON STOCK

Background

As announced on February 4, 2015, we completed a public offering of shares of common stock in the United States pursuant to which we issued and sold 12,650,000 shares of common stock at a price of US$3.75 per share for an aggregate principal amount of US$47,437,500 (the “Shares”) pursuant to our shelf registration statement that was declared effective by the SEC on October 3, 2014 and the accompanying prospectus supplement that was filed with the SEC and ASX on or about January 30, 2015 (the “Offering”).

The Shares have been issued and we are now seeking the approval of our stockholders for the purpose of ratifying the issuance and sale of the Shares pursuant to ASX Listing Rule 7.4 in order that those securities will be excluded from the calculation of the number of securities that can be issued by us in any 12 month period within the 15% limit set out in ASX Listing Rule 7.1 as described below.

ASX Listing Rules

ASX Listing Rule 7.1. ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without prior approval of a company’s stockholders.

The Shares issued in the Offering were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

ASX Listing Rule 7.4. ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where the stockholders in general meeting ratify a previous issuance of securities (made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

On February 4, 2015, we issued the Shares pursuant to the Offering. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issuance of the Shares. By ratifying the issue of the Shares, such securities will be excluded from the calculation of the number of securities that can be issued by us in the forthcoming 12 month period under ASX Listing Rule 7.1.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to this proposal:

(a)	the total number of Shares issued in the Offering was 12,650,000 (equivalent to 75,900,000 CDIs);

(b)	the public offering price of each Share was US$3.75 and this is the price at which the Shares were issued;

(c)	the Shares were issued to the underwriters in the Offering who subsequently allocated the Shares to investors;

(d)	the issuance of the Shares was made pursuant to a public offering under our registration statement that was declared effective by the SEC on October 3, 2014; and

(e)	the Shares rank equally with all other shares of our common stock.

Use of proceeds

We received net proceeds from the issue and sale of Shares under the Offering of approximately US$44.7 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by us. We intend to use the net proceeds to fund investments in our plant, equipment, systems and personnel to further develop its manufacturing and operational capabilities to satisfy current and future customer orders and general corporate purposes, including working capital, acquisitions and other business opportunities.

Voting Exclusion Statement

We will disregard any votes cast on Proposal No. 1 by a person who participated in the purchase of Shares under the Offering and any associate of such person.

However, we need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the special meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our shares of common stock by (i) each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of our shares of common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 131,265,063 shares of common stock outstanding as of March 31, 2015. All shares of common stock owned by such person, including shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days after March 31, 2015 (all of which we refer to as being currently exercisable) are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown to be beneficially owned by such person, except to the extent that applicable law gives spouses shared authority.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders
JPMorgan Chase & Co. 270 Park Ave New York, NY 10017	11,598,406	(1)	8.8%
Frontier Capital Management Co., LLC. 99 Summer Street Boston, MA 02110	8,286,686	(2)	6.3%
Directors and Named Executive Officers
Alan D. Shortall	11,514,117	(3)	8.7%
Slavko James Joseph Bosnjak	602,451	(4)(5)	*
John Lund	136,000	(4)	*
William Galle	167,500	(4)	*
Jeff Carter	144,178	(4)	*
Mary Katherine Wold	215,000	(4)(6)	*
Ramin Mojdeh, Ph.D.	2,060,850	(7)	1.6%
David Hastings	300,000	(8)	*
Dennis P. Pyers	591,859	(9)	*
John C. Ryan	450,000	(10)	*
Mark V. Iampietro	420,189	(11)	*
All directors and executive officers as a group (11 persons)	16,602,144	(12)	12.6%

*	Indicates less than 1%
(1)	This information is provided in reliance upon information included in a Schedule 13G/A filed with the SEC on January 8, 2015.
(2)	This information is provided in reliance upon information included in a Schedule 13G/A filed with the SEC on February 13, 2015.
(3)	Includes 4,000,000 shares of restricted stock which are subject to time and market based vesting conditions. Includes options to purchase 750,000 shares of common stock which are currently exercisable. Includes 1,900,000 shares of unrestricted common stock that is subject to a pledge agreement between Mr. Shortall and an unrelated third party securities-based lending institution, which were pledged to secure a loan that Mr. Shortall obtained to cover the purchase price of his option exercise for 1,250,000 shares of common stock in September 2014.

(4)	Includes 35,000 shares of restricted stock which are subject to time based vesting conditions.
(5)	Includes 517,744 shares of unrestricted common stock that is subject to a pledge agreement between Mr. Bosnjak and an unrelated third party securities-based lending institution.
(6)	Includes options to purchase 100,000 shares of common stock which are currently exercisable.
(7)	Includes 260,000 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 225,000 shares of common stock which are currently exercisable. Does not include options to purchase 75,000 shares of common stock which are not currently exercisable.
(8)	Represents shares of restricted stock which are subject to time based vesting conditions.
(9)	Includes 420,651 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 91,859 shares of common stock which are currently exercisable.
(10)	Includes 450,000 shares of restricted stock which are subject to time based vesting conditions. Does not include options to purchase 200,000 shares of common stock which are not currently exercisable.
(11)	Includes 185,916 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 11,859 shares of common stock which are currently exercisable.
(12)	Includes 5,791,567 shares of restricted stock which are subject to time-based vesting conditions, options to purchase 1,178,718 shares of common stock which are currently exercisable. Does not include options to purchase 275,000 shares of common stock which are not currently exercisable.

OTHER BUSINESS

2015 Stockholder Proposals

Stockholders interested in submitting a proposal to be considered for inclusion in our proxy statement for the 2015 annual meeting of stockholders may do so by following the procedures prescribed by Securities Exchange Act Rule 14a-8. To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before June 5, 2015.

A stockholder of ours may wish to have a proposal presented at the 2015 annual meeting of stockholders, but not to have the proposal included in our proxy statement relating to that meeting. If a stockholder wants to submit a proposal for the 2015 annual meeting of stockholders but does not want to include it in our proxy statement, written notice of such stockholder proposal of other business (containing certain information specified in the bylaws about the stockholder and the proposed action) must be delivered to our Corporate Secretary at the address appearing as our principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in our notice of meeting (without regard to any postponement or adjournment of such meeting after such notice was first sent). However, if our annual meeting is advanced or delayed by more than 30 days from such anniversary date, a stockholder’s written notice will be timely if it is received by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting. These deadlines are set forth in our bylaws.

Nominating or Recommending for Nomination Candidates for Director

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to us in accordance with our bylaws, which, in general, require that the notice be received by us within the time period described above under “2015 Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. A stockholder who wishes to receive a separate copy of this proxy statement, now or in the future, should submit this request by writing to our Corporate Secretary at Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406 or by calling 717-384-3400. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Transaction of Other Business

Our board knows of no other business that will be conducted at the meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Corporate Information

The complete mailing address, including zip code, of our principal executive offices is 250 Cross Farm Lane, York, Pennsylvania 17406 and our telephone number there is 1-717-384-3400. The address of the principal registered office in Australia is Level 1, 1 Chifley Square, Sydney NSW 2000 and our telephone number there is +612-8346-6500. The ASX Liaison Officer is Mr. Jeff Carter.

By Order of the Board of Directors,

John C. Ryan

Senior Vice President, General Counsel

    and Secretary

April 29, 2015

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 A.M., EDT, on June 17, 2015.
Vote by Internet
• Go to www.envisionreports.com/unis
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The board of directors recommends that stockholders vote FOR Proposal No. 1.

For	Against	Abstain	+

1. For the purposes of the Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by us on February 4, 2015 of 12,650,000 shares of common stock (equivalent to 75,900,000 CHESS Depositary Interests (“CDIs”)) in an underwritten public offering pursuant to a registration statement filed by us with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that we filed with the SEC and ASX on January 30, 2015.

☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Unilife Corporation	+

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNILIFE CORPORATION

Failing the individual or body corporate named in the paragraph below by the undersigned, a stockholder of Unilife Corporation, a Delaware corporation (the “Company”), or if no individual or body corporate is named in the paragraph below, the undersigned does hereby appoint Dennis Pyers and John Ryan and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the special meeting of stockholders of the Company to be held at the Clarion Hotel and Conference Center, 148 Sheraton Drive, New Cumberland, PA 17070, on Wednesday, June 17, 2015, at 4:00 P.M., U.S. Eastern Daylight Time (Thursday, June 18, 2015, at 6:00 A.M., Australian Eastern Standard Time) (the “Special Meeting”) and at any adjournment or postponement thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present. Dennis Pyers and John Ryan intend to vote undirected proxies in favor of proposal No. 1.

If the undersigned does not wish to appoint Dennis Pyers or John Ryan as Proxy, then the undersigned does hereby appoint                      as Proxy with full power of substitution, in the name, place and stead of the undersigned to vote at the Special Meeting of Stockholders and at any adjournment or postponement thereof, all of the shares of the Company’s common stock the undersigned would be entitled to vote if personally present.

The board of directors recommends that stockholders vote FOR Proposal No. 1.

C	Non-Voting Items

Change of Address — Please print new address below.

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+